UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013 (March 11, 2013)

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

2701 South Minnesota Avenue, Suite 2
Sioux Falls, South Dakota 57105
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On March 11, 2013, Summit Hotel Properties, Inc. (the “Company”), through its operating partnership subsidiary, Summit Hotel OP, LP (the “Operating Partnership”), completed the acquisition of a portfolio of five unencumbered hotels located in New Orleans, Louisiana and Metairie, Louisiana (the “TGV Portfolio of Hotels”) for an aggregate purchase price of $135.0 million.  The TGV Portfolio of Hotels was acquired from The Verandah Group, L.L.C., Julia Court, L.L.C., St. Joseph Suites, L.L.C., Galleria Inn, L.L.C. and Galleria Court, L.L.C. (collectively, the “Sellers”).  The TGV Portfolio of Hotels consists of:

•                  a 140-room Courtyard by Marriott hotel located in New Orleans;

•                  a 208-room SpringHill Suites hotel located in New Orleans;

•                  a 202-room Courtyard by Marriott hotel located in New Orleans;

•                  a 120-room Residence Inn hotel located in Metairie; and

•                  a 153-room Courtyard by Marriott hotel located in Metairie.

The TGV Portfolio of Hotels will continue to be managed by an affiliate of Marriott International, Inc. (“Marriott”) under their current franchise flags.

The Company and the Operating Partnership are filing this Current Report on Form 8-K to provide the audited combined historical financial statements for the TGV Portfolio of Hotels referred to in Item 9.01(a) below and the unaudited pro forma financial statements for the Company and the Operating Partnership referred to Item 9.01(b) below.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired. The following audited combined historical financial statements for the TGV Portfolio of Hotels are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

TGV Portfolio of Hotels:

Independent Auditors’ Report

Combined Balance Sheets as of December 31, 2012 and 2011

Combined Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010

Combined Statements of Owners’ Equity in Hotels for the years ended December 31, 2012, 2011 and 2010

Combined Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Combined Financial Statements

(b)  Pro Forma Financial Information. The following unaudited pro forma consolidated financial statements for the Company and The Operating Partnership are attached hereto as Exhibit 99.2 and incorporated by reference herein.

Summit Hotel Properties, Inc.:

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

Summit Hotel OP, LP:

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

(d) Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of Ernst & Young LLP.

99.1	Combined Financial Statements for the TGV Portfolio of Hotels.

99.2	Unaudited Pro Forma Consolidated Financial Statement for Summit Hotel Properties Inc. and Summit Hotel OP, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 13, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 13, 2013		Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Exhibit Description
23.1	Consent of Ernst & Young LLP.

99.1	Combined Financial Statements for the TGV Portfolio of Hotels.

99.2	Unaudited Pro Forma Consolidated Financial Statement for Summit Hotel Properties Inc. and Summit Hotel OP, LP